CONFIDENTIAL SEPARATION AGREEMENT This Confidential Separation Agreement ("Agreement") is made by and between Banc of California, National Association and Banc of California, Inc. (collectively the "Employer" or "the Company") and Ange lee Harris ("Employee"). In consideration for the execution of this Agreement, and the performance of the terms herein, Employer and Employee (collectively the "Parties") agree as follows: 1. Consideration. In consideration for executing this Agreement and compliance with the terms herein, the Parties hereby agree as follows: 1.1 Last Day at Work. Employee's last day actively working at the Company will be May 17, 2019. On May 17, 2019, Employee will announce that she has voluntarily resigned from the Company and its subsidiaries (including resignation from any and all positions as subsidiary director). 1.2 Leave of Absence. Employer will provide Employee with an unpaid leave of absence from May 18, 2019 through August 17, 2019 ("Transition Period"). During this time, Employee will be available to assist Employer and its employees with transitioning Employee's work and to answer questions on any work-related matters. From May 18, 2019 to June 17, 2019, Employee will be available to Employer to perform transitional services for up to 20 hours per week. From June 18, 2019 to August 16, 2019, Employee will be available to perform transitional services for Employer for up to 10 hours per week. If Employee exceeds 10 hours per week of transitional services during the period of time between June 18, 2019 and August 16, 2019, Employer will compensate Employee at a rate of $200/hour for such services. Beginning August 17, 2019 and thereafter, Employer will compensate Employee at a rate of $300/hour for any transitional services rendered. 1.3 Separation Date. Employee's date of termination from the Company and its subsidiaries will be August 17, 2019 ("the Separation Date"). 1.4 Unemployment. Employer will not oppose any valid legal claims made by Employee for unemployment benefits, if any. 1.5 Compensation. 1.5.1 Subject to the conditions precedent set forth below, Employer will pay to Employee the amount of $300,000.00 ("Severance Funds"). 1.5.2 In addition, subject to the conditions precedent set forth below, Employer will pay to Employee the amount of $5,000.00 ("the Healthcare Coverage"), as payment for 7 months of both Employee and Employer's premiums for healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"). 1.5.3 The Severance Funds and the Healthcare Coverage together equal the lump sum of $305,000.00 ("the Severance Total"). The Severance Total will be paid by Employer to Employee in two equal lump sum payments, less applicable state and federal tax withholdings and subject to the issuance of IRS Form W-2, provided that Employer has received an executed Agreement from Employee. (a) The first payment (which will be equal to the first halfof the Severance Total, less applicable state and federal tax withholdings) will be paid no later than 10 days after the Revocation Period has expired. (b) The second payment (which will be equal to the second half of the Severance Total, less applicable state and federal tax withholdings) will be paid within 10 days of the Separation Date. 1.6 No Consideration Absent Execution of this Agreement. Employee will not receive the consideration specified herein, except for Employee's execution of this Agreement and the fulfillment of the promises 1 of 5 contained herein. Employer has no independent legal duty to provide Employee with the consideration set forth in this Agreement, absent the terms of the Agreement itself. 2. General Release of Claims. Except as to such rights or claims as may be created by this Agreement, Employee, and anyone and any entity claiming through Employee, including but limited to Employee's heirs, administrators, successors in interest, assigns and agents, hereby release and forever discharge Employer, and all of its past, present and future employees, officers, directors, members, agents, trustees, administrators, representatives, owners, shareholders, partners, insurers, fiduciaries, attorneys, subsidiaries, parent companies, affiliates, related entities, assigns, predecessors and successors in interest, and each and all of them, jointly and severally ( collectively the "Released Parties"), from any and all liabilities, claims, causes of action, charges, complaints, obligations, costs, losses, damages, injuries, penalties, interest, attorneys' fees, and other legal responsibilities, of any form whatsoever, whether known or unknown, unforeseen, unanticipated, unsuspected or latent, which Employee has at any time owned or held prior to Employee's execution of this Agreement, including but not limited to, any and all claims arising out of, connected with, or relating to: • Employee's employment and/or the end of Employee's employment with the Released Parties; • Employee's employment with the Released Parties; • Any act or omission by the Released Parties; • Title VII of the Civil Rights Act of 1964, as amended; • The Civil Rights Act of 1991, as amended; • Sections 1981 through 1988 of Title 42 of the United States Code, as amended; • The Age Discrimination in Employment Act of 1967, as amended; • The Employee Retirement Income Security Act of 1974, as amended; • The Immigration Reform and Control Act, as amended; • The Americans with Disabilities Act of 1990, as amended; • The Fair Labor Standards Act, as amended; • The Workers Adjustment and Retraining Notification Act, as amended; • The Occupational Safety and Health Act, as amended; • The California Fair Employment and Housing Act, as amended; • The California Labor Code, as amended; • California Equal Pay Law, as amended; • IWC Wage Orders, as amended; • Any other federal, state or local law, regulation or municipal ordinance, including those regulating compensation and those prohibiting discrimination, harassment, or retaliation of any kind; • Any claim based on violation of public policy, breach of contract, tort, fraud, misrepresentation, defamation, or any other common law claim; or • Any claim for costs, fees, interest, or other expenses, including attorneys' fees. The foregoing general release does not apply to any of Employee's claims that cannot be released as a matter of law. The Parties agree and acknowledge that the release and waiver set forth above shall not prevent Employee from participating in or cooperating with any state or federal agency's investigation or charge of discrimination, including the Equal Employment Opportunity Commission ("EEOC"). The Parties further agree and acknowledge that nothing in the Agreement prevents or prohibits Employee from filing a charge of discrimination with a state or federal agency, including the EEOC. However, Employee understands and agrees that Employee is releasing Employer from any and all claims by which Employee is giving up the opportunity to recover any compensation, damages, or any other form of relief in any proceeding brought by Employee or on Employee's behalf. 3. Older Worker's Benefit Protection Act. This Agreement constitutes a knowing and voluntary waiver of any and all rights or claims Employee has or may have under the federal Age Discrimination in Employment Act, as amended by the Older Workers' Benefit Protection Act of 1990, 29 U.S.C. §§ 621, et~- This paragraph and this Agreement are written in a manner calculated to be understood by Employee. Employee is hereby advised in writing to consult with an attorney before signing this Agreement. Employee has up to 21 days in which to consider signing this Agreement. If Employee decides not to use all 21 days, Employee knowingly and voluntarily waives any claims 2 of 5 ~\ I EjJl yee 's lnit1a s

Employee was not given the 21-day period or did not use the entire 21 days to consider this Agreement. Employee may revoke this Agreement at any time within the 7-day period following the date Employee signs this Agreement by providing written notice of revocation to Employer by email at Jim.Hazboun@bancofcal.com so that said notice is received before the expiration of the 7-day revocation period (the "Revocation Period"). The Agreement shall not become effective or enforceable until after the Revocation Period has expired. If Employee revokes the Agreement within the Revocation Period, Employee will not receive the consideration set forth in the Agreement. 4. Release of Unknown Claims. Employee has reviewed and hereby expressly waives the provisions of Section 1542 of the California Civil Code, which provides as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." This Agreement extends to all claims or causes of action, of every nature and kind whatsoever, known or unknown, enumerated in this Agreement or otherwise. Employee may hereafter discover presently unknown facts or claims different from or in addition to those that Employee now knows as to the matters released herein. Nevertheless, it is Employee's intention, through this Agreement, to fully release all such matters and all claims related thereto, which do now exist, may exist or heretofore have existed. 5. Payments. The Released Parties have already paid to Employee all compensation or payments due to Employee, including without limitation, any and all wages, vacation, sick leave, PTO, leave, holiday pay, bonuses, expenses, and/or benefits. 6. Covenant Not To Sue. Employee has not, and will not, directly or indirectly institute any legal action against the Released Parties based upon, arising out of, or relating to any claims released in this Agreement, to the extent allowed by law. Employee has not, and will not, directly or indirectly encourage and/or solicit any third party to institute any legal action against the Released Parties, to the extent allowed by law. 7. Inquiries. Employer will respond to any inquiries about Employee's employment by providing only Employee's dates of employment, job titles, and compensation. Employee will direct all such inquiries only to Jim Hazboun by email at Jim.Hazboun@bancofcal.com. 8. No Workplace Injuries. Employee has not sustained any workplace injury of any kind during Employee's employment with Employer, and Employee does not intend to file any claim for or seek any workers' compensation benefits. 9. Non-Disclosure of Trade Secrets, Confidential or Proprietary Information. Employee will not, for any reason, disclose to others or use for the benefit of anyone other than Employer any trade secret, confidential or proprietary information of Employer, including, but not limited to, information relating to Employer's clients, employees, consultants, affiliates, partners, products, services, know-how, techniques, computer systems, programs, policies and procedures, research, projects, future developments, costs, profits, pricing, customer and client information. Employee's direct or indirect use of any trade secret, confidential or proprietary information belonging to Employer shall be a material breach of this Agreement. 10. Non-Solicitation. For a period of one year after Employee's separation of employment from Employer, Employee will not directly or indirectly solicit, induce and/or influence, or seek to induce and/or influence, any person who is engaged as a regular, temporary, introductory, full-time or part-time employee, agent, or independent contractor by the Released Parties to terminate his or her employment or engagement with the Released Parties for any reason. 11. Prior Agreements. This Agreement does not alter, modify or impact the Indemnification Agreement dated September 17, 2018 or any confidentiality provisions and/or the restrictive covenants between the Parties, nor does it affect Employee's or Employer's obligations to comply with those agreement(s), provisions and/or covenants. 12. Litigation Cooperation. Employee will provide such assistance to Employer and its counsel as they may request in regard to any matters of which Employee has particular knowledge as a result of Employee's employment with 3 of 5 ~~WY Employee's Initials

Employer. Employer agrees to pay the reasonable expenses associated with any such services Employee may provide, including without limitation any travel, airfare or lodging expenses. 13. Return of All Employer Materials. Employee has returned to Employer all Employer's records, documents, electronically stored information, and tangible embodiments of such, in Employee's possession, including but not limited to Employer's trade secrets, confidential information and proprietary information. Employee has returned to Employer all property of Employer including but not limited to pagers, keys, key cards, cellular phones, credit cards, personal and laptop computers, and any other electronic equipment. 14. NON-DISPARAGEMENT. EMPLOYEE SHALL NOT MAKE AND/OR RATIFY ANY FALSE AND/OR DISPARAGING COMMENTS AND/OR STATEMENTS ABOUT THE RELEASED PARTIES, THEIR OFFICERS, EMPLOYEES AND/OR AGENTS. THIS PROVISION IS A MATERIAL TERM OF THIS AGREEMENT. Employer's executive officers and directors and members of Employer's Legal Department shall not make and/or ratify any false or disparaging comments and/or statements about Employee or her agents. Nothing in this Agreement shall be construed to prevent Employee from responding truthfully and completely to any lawfully issued court order or subpoena, or from communicating with a government regulatory enforcement agency concerning Employer or its practices, or any other issue related to law enforcement. Further, nothing in this Agreement is intended to suppress or limit Employee's right to testify in any administrative, legislative or judicial forum about alleged criminal conduct or sexual harassment, or to prevent the disclosure of factual information related to claims filed in a civil or administrative action regarding sexual assault, sexual harassment or other forms of sex-based workplace harassment, discrimination or retaliation, to the extent such communications are expressly protected under California law. 15. CONFIDENTIALITY. EMPLOYEE AGREES THAT THE TERMS OF THIS AGREEMENT SHALL NOT BE DISCLOSED OR OTHERWISE MADE AVAILABLE TO THE PUBLIC AND THAT COPIES OF THIS AGREEMENT SHALL NOT BE PUBLICLY FILED OR OTHERWISE MADE AVAILABLE TO THE PUBLIC, EXCEPT WHERE SUCH DISCLOSURE, AVAILABILITY OR FILING IS REQUIRED BY APPLICABLE LAW AND ONLY TO THE EXTENT REQUIRED BY SUCH LAW. EMPLOYEE SHALL NOT DISCLOSE, PUBLICIZE OR ALLOW OR CAUSE TO BE PUBLICIZED OR DISCLOSED ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, OR THE EXISTENCE OF THIS AGREEMENT ITSELF, UNLESS AND TO THE EXTENT REQUIRED BYLAW; PROVIDED, HOWEVER, THAT EMPLOYEE ACKNOWLEDGES THAT THE EMPLOYER IS ALLOWED TO PUBLICLY FILE OR OTHERWISE MAKE THE TERMS OF THIS AGREEMENT AVAILABLE TO THE EXTENT IT IS REQUIRED BY APPLICABLE RULES AND REGULATION SOF THE U.S. SECURITIES AND EXCHANGE COMMISSION, THE NEW YORK STOCK EXCHANGE OR OTHER FOREIGN, FEDERAL, ST ATE, LOCAL, OR OTHER GOVERNMENTAL OR ADMINISTRATIVE AUTHOIRTY, AGENCY OR REGULATORY BODY, OR ANY COURT, TRIBUANL OR JUDICIAL OR ARBITRAL BODY. IF THIS AGREEMENT IS NOT PUBLICLY FILED OR DISCLOSED BY THE EMPLOYER, THEN THIS PROVISION DOES NOT PREVENT EMPLOYEE FROM DISCLOSING THE AMOUNT OF THE PAYMENT IN THIS AGREEMENT TO EMPLOYEE'S SPOUSE, ATTORNEYS, ACCOUNTANTS, AND/OR THE GOVERNMENT FOR TAX PURPOSES. SHOULD EMPLOYEE DISCLOSE ANY INFORMATION CONCERNING THIS AGREEMENT TO THOSE LISTED ABOVE, EMPLOYEE MUST ADVISE THOSE TO WHOM THE INFORMATION IS DISCLOSED THEY WILL ALSO BE UNDER AN OBLIGATION TO KEEP THE TERMS, CONDITIONS AND EXISTENCE OF THIS AGREEMENT CONFIDENTIAL. THIS PROVISION IS A MATERIAL TERM OF THIS AGREEMENT. 16. CIRCULAR 230 DISCLAIMER. EACH PARTY TO THIS AGREEMENT (FOR PURPOSES OF THIS SECTION, THE "ACKNOWLEDGING PARTY"; AND EACH PARTY TO THIS AGREEMENT OTHER THAN THE ACKNOWLEDGING PARTY, AN "OTHER PARTY") ACKNOWLEDGES AND AGREES: (1) NO PROVISION OF THIS AGREEMENT, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES OR THEIR ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PART 10, AS AMENDED); (2) THE ACKNOWLEDGING PARTY (A) HAS RELIED EXCLUSIVELY UPON HIS, HER OR ITS OWN INDEPENDENT LEGAL AND TAX ADVISERS FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT, (B) HAS NOT ENTERED INTO THIS AGREEMENT BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY OR ANY ATTORNEY OR ADVISOR TO 4 of 5 Employee 's Initials

ANY OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON THE ACKNOWLEDGING PARTY; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY'S OR ADVISER'S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY THE ACKNOWLEDGING PARTY OF THE TAX TREATMENT ORTAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT. 17. Arbitration. Except for claims for emergency equitable or injunctive relief which cannot be timely addressed through arbitration, the Parties agree to submit any claim or dispute arising out of the terms of this Agreement to private and confidential arbitration by a single neutral arbitrator through Judicial Arbitration and Mediation Services, Inc. ("JAMS"). The JAMS Streamlined Arbitration Rules & Procedures in effect at the time of the claim or dispute is arbitrated will govern the procedure for the arbitration proceedings between the Parties. The arbitration shall take place in Orange County, California. The arbitrator in this matter shall not have the power to modify any of the provisions of this Agreement. The decision of the arbitrator shall be final and binding on all Parties to this Agreement, and judgment thereon may be entered in any court having jurisdiction. Employer shall advance the arbitrator's fee and all costs of services provided by the arbitrator and arbitration organization, as required by applicable law. However, all the costs of the arbitration proceeding or litigation to enforce this Agreement, including attorneys' fees and costs, shall be paid as the arbitrator or court awards in accordance with applicable law. The Parties hereby waive any right to a jury trial on any dispute or claim covered by this Agreement. 18. Acknowledgment. Employee has read this Agreement, has the authority to sign it, fully understands the contents of this Agreement, freely, voluntarily and without coercion enters into this Agreement, and is signing it with full knowledge that it is intended, to the maximum extent permitted by law, as a complete release and waiver of any and all claims. 19. Severability. In the event any provision of this Agreement is held to be void, null or unenforceable, the remaining portions shall remain in full force and effect. 20. No Admission of Wrongdoing. Neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed as an admission of liability or wrongdoing on the part of the Released Parties, nor shall they be admissible as evidence in any proceeding other than for the enforcement of this Agreement. 21. Modification. This Agreement cannot be modified in any respect except in a written instrument signed by both Parties. 22. Entire Agreement. This Agreement sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties, except for any confidentiality agreements between the Parties, which shall remain in full force and effect. 23. No Reliance. Employee has not relied on any representations, promises, or agreements of any kind made to Employee in connection with Employee's decision to accept this Agreement, except for those set forth in this Agreement. 24. Interpretation. Any uncertainty or ambiguity in the Agreement shall not be construed for or against any Party based on the attribution of drafting to any Party. 25. Counterparts. This Agreement may be executed by the Parties in counterparts, which are defined as duplicate originals, all of which taken together shall be construed as one document. 26. Signature. A signature by facsimile or email on this Agreement shall be as legally binding as an original signature. 5 of 5 ~Employee 's Initials

27. Governing Law. This Agreement shall be governed and conformed in accordance with the laws of the State of California, without regard to its conflicts of law principles. PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. Executed on May _ )_ , 2019 by: BANC OF CALIFORNIA, NATI Executed on May I , 2019 by: By:-· ~§~=~~:'.'='::~~~- JimHazboun Executive Vice President, Chief Human Resources Officer BANC OF CALIFORNIA, INC. Executed on May _j_, 2019 by: 6 of 5 Ernp lo ee's Initi als